EXHIBIT 10.17

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

SUBSCRIPTION AGREEMENT

MAXTOR HOLDINGS INC.

SUBSCRIPTION AGREEMENT (the "Subscription Agreement") made effective as of the 8th day of April, 2005 between MAXTOR HOLDINGS INC., a Nevada corporation (the "Company") and the undersigned subscriber (the "Subscriber").

WHEREAS:

A.                           The Company has approved the offering of up to 500,000 shares of the Company’s common shares, no par value at a price of $0.001 per share to founders of the Company (the “Offering”).

B.                           The Subscriber is a founder of the Company and desires to acquire the number of common shares of the Company as set forth on the execution page of this Agreement (the "Shares") on the terms and subject to the conditions of this Subscription Agreement.

C.                           The Company desires to accept the Subscriber’s subscription for the Shares.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.                           SUBSCRIPTION FOR SHARES

1.1                         Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the Shares from the Company at a price equal to $0.001 US per Share and the Company agrees to sell the Shares to the Subscriber

1.2                         The purchase price is payable by the Subscriber to the Company contemporaneously with the execution and delivery of this Subscription Agreement.

1.3                         The certificates representing the Shares sold pursuant to this Offering will be “restricted shares”, as contemplated under United States Securities Act of 1933, and will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.”

1.4                         The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated herein.

2.                           REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1                         The Subscriber hereby severally represents and warrants to the Company as follows:

(a)

the Subscriber recognizes that the purchase of Shares involves a high degree of risk in that the Company has only recently commenced its proposed business and will require substantial funds in addition to the proceeds of this subscription;

(b)	an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

(c)

the Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-listed and non registered securities, and other business matters so as to be able to evaluate the merits and risks of an investment in the Company’s common stock and to otherwise protect its interests in connection with this transaction;

(d)

the Subscriber has been afforded access to information about the Company and the Company’s financial condition, results of operations, business, properties, management and prospects sufficient it to evaluate its investment in the Shares. The Subscriber further represents that it has had an opportunity to ask questions and receive answers from the directors and officers of the Company regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company, each as is necessary to evaluate the merits and risks of investing in the Shares. The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisers prior to execution of this Agreement.

(e)	the Subscriber acknowledges that no market for the Shares presently exists and none may develop in the future and accordingly the Subscriber may not be able to liquidate its investment;

(f)

the Subscriber hereby acknowledges that this offering of Shares by the Company has not been reviewed by the United States Securities and Exchange Commission ("SEC") and that, if the Subscriber is a resident of the United States, the Shares are being issued by the Company pursuant to an exemption from registration provided by Section 4(2) to the United States Securities Act;

(g)	the Subscriber is acquiring the Shares as principal for the Subscriber's own benefit;

(h)	the Subscriber is not aware of any advertisement of the Shares;

(i)

the Subscriber is acquiring the Shares subscribed to hereunder as an investment for Subscriber's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same;

(j)

the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares sold hereby;

(k)	the Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms.

3.                           REPRESENTATIONS BY THE COMPANY

3.1                         The Company represents and warrants to the Subscriber that:

(a)

the Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct;

(b)	upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

4.                           MISCELLANEOUS

4.1                         Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

4.2                         The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Number of Shares Subscribed For:	500,000 Shares

SUBSCRIBER:

Signature of Subscriber:	/s/ Debra Rosales

Name of Subscriber:	Debra Rosales

Address of Subscriber:	7 Echo Lane

Chico, CA 95928

ACCEPTED BY:

MAXTOR HOLDINGS INC.

Signature of Authorized Signatory:	/s/ Debra Rosales

Name of Authorized Signatory:	Debra Rosales

Position of Authorized Signatory:	Director

Date of Acceptance:	April 8, 2005